LIFETIME ACHIEVEMENT FUND, INC.

Prospectus Supplement

To Prospectus Dated April 29, 2005

At a meeting held on February 27, 2006, shareholders of the Lifetime Achievement Fund, Inc. (the “Fund”) approved the proposals to change the Fund’s fundamental investment policies relating to Fund’s borrowing and purchasing of equity securities.

Change to the Fundamental Investment Policy on Borrowing.  Previously, the Fund’s fundamental investment policy on borrowing, as stated under the “Fund Classification and Policies” section of the Fund’s Statement of Additional Information (“SAI”), was to not “borrow for other than temporary or emergency purposes and then only up to 30% of the value of the Fund’s total assets, less liabilities, other than such borrowings, from qualified banks.”  Effective February 27, 2006, this fundamental investment policy is changed to state that the “Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Adviser believes that market conditions are favorable, however, the amount of such borrowings shall not exceed 30% of the Fund’s net assets and shall comply in all respects to Section 18(f) of the 1940 Act.”  Accordingly, the paragraph under the Prospectus section entitled “The Fund−The Fund’s Investment Strategies−Borrowing” is replaced with and superceded by the following:

“The Fund is authorized to borrow, in accordance with Section 18(f) of the 1940 Act, in an amount up to 30% of its assets in order to increase liquidity to meet redemption requests and to take advantage of leverage opportunities by buying additional securities when the Adviser deems it advisable.  This permits the Fund to meet liquidity needs or take advantage of leverage opportunities when the Adviser does not deem it advisable to sell the securities positions held by the Fund.  By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid and fees.  If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing.  Borrowing may exaggerate the effect on the Fund’s share value of any increase or decrease in the value of the securities it holds.”

Also, the paragraph entitled “Borrowing” under the Prospectus section entitled “Other Investment Strategies and Risks” is deleted in its entirety.

Change to the Fundamental Investment Policy on Purchasing Equity Securities.  Previously, the Fund’s fundamental investment policy on purchasing equity securities, as stated under the “Fund Classification and Policies” section of the Fund’s SAI, was to not “purchase any individual equity security unless the issuer is listed on NASDAQ system and has, at the time of purchase, a market capitalization of at least $200,000,000.”  Effective February 27, 2006, this fundamental investment policy is changed to state that the “Fund may not purchase common stock, or other securities convertible into common stock or any other type of security that represents ownership of equity in an operating company and not otherwise classified as an investment company under the 1940 Act, unless the issuer is a reporting company under the requirements of the Securities Act of 1933 and/or the Securities Exchange Act of 1934.”  Accordingly, the paragraph under the Prospectus section entitled “The Fund’s Investment Strategies− Investment in Listed Common Stock” is replaced with and superceded by the following:

“In addition to investing in other mutual funds, the Fund may invest a portion of its assets directly in common stock, or other securities convertible into common stock or any other type of security that represents equity ownership, of a company subject to reporting requirements of the Securities Act of 1933 and Securities Exchange Act of 1934.  Such investments will represent not more than 30% of the Fund’s total portfolio.”

The date of this Supplement is February 28, 2006.

Please keep this Supplement with your records.

LIFETIME ACHIEVEMENT FUND, INC.

Supplement to Statement of Additional Information Dated April 29, 2005

At a meeting held on February 27, 2006, shareholders of the Lifetime Achievement Fund, Inc. (the “Fund”) approved the proposals to change the Fund’s fundamental investment policies relating to Fund’s borrowing and purchasing of equity securities.

Change to the Fundamental Investment Policy on Borrowing.  Previously, the Fund’s fundamental investment policy on borrowing, as stated under the “Fund Classification and Policies” section of the Fund’s Statement of Additional Information (“SAI”), was to not “borrow for other than temporary or emergency purposes and then only up to 30% of the value of the Fund’s total assets, less liabilities, other than such borrowings, from qualified banks.”  Effective February 27, 2006, this fundamental investment policy is changed to state that the “Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Adviser believes that market conditions are favorable, however, the amount of such borrowings shall not exceed 30% of the Fund’s net assets and shall comply in all respects to Section 18(f) of the 1940 Act.”

Also, effective February 27, 2006, the SAI section entitled “Investment Strategies and Risks−Borrowing” is changed as follows:

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The first paragraph is replaced with and superceded by the following:

“The Fund is permitted to borrow up to 30% of its net assets to meet redemption requests and to leverage itself to make additional investments when the Adviser believes that market conditions are favorable in accordance with the mandates of the 1940 Act.  These practices are deemed by many to be speculative and may cause the Fund’s net asset value to be more volatile than the net asset value of a fund that does not engage in borrowing activities.”

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The first sentence of the third paragraph is replaced with and superceded by the following:

“Leveraging occurs when the Adviser wants to purchase additional securities for the Fund, but the Fund lacks cash to make the purchase and the Adviser does not wish to sell other securities positions held by the Fund to raise cash to make the purchase.”

•

The fourth sentence of the third paragraph is deleted in its entirety.

•

The fourth paragraph is deleted in its entirety.

Change to the Fundamental Investment Policy on Purchasing Equity Securities.  Previously, the Fund’s fundamental investment policy on purchasing equity securities, as stated under the “Fund Classification and Policies” section of the Fund’s SAI, was to not “purchase any individual equity security unless the issuer is listed on NASDAQ system and has, at the time of purchase, a market capitalization of at least $200,000,000.”  Effective February 27, 2006, this fundamental investment policy is changed to state that the “Fund may not purchase common stock, or other securities convertible into common stock or any other type of security that represents ownership of equity in an operating company and not otherwise classified as an investment company under the 1940 Act, unless the issuer is a reporting company under the requirements of the Securities Act of 1933 and/or the Securities Exchange Act of 1934.”

The date of this Supplement is February 28, 2006

Please keep this Supplement with your records.